UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2024

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)
(224) 405-0900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DFS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

On December 23, 2024, Discover Financial Services (the “Company”) filed an amended annual report on Form 10-K/A for the year ended December 31, 2023, which included restated audited financial statements as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023 that were previously included in the Company’s annual report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the "SEC") on February 23, 2024. The Company also filed amended quarterly reports on Form 10-Q/A to restate its unaudited condensed consolidated financial statements previously included in its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024 previously filed with the SEC on May 1, 2024 and July 31, 2024, respectively (collectively, with the Form 10-K/A, the "Amended Reports"), and its quarterly report on Form 10-Q for the quarterly period ended September 30, 2024. Attached as Exhibit 99.1 to this Current Report on Form 8-K is an updated financial data supplement presenting certain financial data and periods in order to reflect the restatements to the financial statements included in the Amended Reports along with the related restatement impacts. The adjusted results for the quarter ended and nine months ended September 30, 2024 reflect amendments arising after the earnings release on October 16, 2024, but prior to the filing of the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 2024.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Updated Financial Data Supplement of the Company
104	Cover Page Interactive Data File — the cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: December 23, 2024	By:	/s/ Efie Vainikos
Name: Efie Vainikos
Title: Assistant Secretary